UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 11, 2025

OLO INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-40213	20-2971562
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

285 Fulton Street One World Trade Center, 82nd Floor, New York, NY	10007
(Address of principal executive offices)	(Zip Code)

(212) 260-0895
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	OLO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On September 12, 2025 (the “Closing Date”), Olo Parent, Inc. f/k/a Project Hospitality Parent, LLC, a Delaware corporation (“Parent”), completed the previously announced acquisition of Olo Inc., a Delaware corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of July 3, 2025 (the “Merger Agreement”), by and among the Company, Parent and Project Hospitality Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, on the Closing Date, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Parent (the “Surviving Corporation”).

The Merger Agreement and the transactions contemplated thereby, including the Merger, were previously described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 8, 2025.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on the Closing Date, the Company terminated all outstanding commitments, including commitments to issue letters of credit, under the Second Amended and Restated Loan and Security Agreement, dated as of June 10, 2022, as amended (the “Loan Agreement”), by and between the Company, Wisley, LLC, Omnivore Technologies, Inc. and Banc of California. In connection with the termination of the Loan Agreement, all outstanding obligations for principal, interest and fees under the Loan Agreement were paid off in full.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), (a) each share of (i) Class A common stock of the Company, par value $0.001 per share (the “Class A Common Stock”) and (ii) Class B common stock of the Company, par value $0.001 per share (the “Class B Common Stock”, together with the Class A Common Stock, the “Company Common Stock”) (other than (i) shares held in the treasury of the Company or owned by Parent or Merger Sub immediately prior to the Effective Time and (ii) shares held by stockholders who have perfected their statutory rights of appraisal under Section 262 of the Delaware General Corporation Law) that were issued and outstanding as of immediately prior to the Effective Time were automatically canceled and converted into the right to receive $10.25 in cash without interest (the “Merger Consideration”), (b) each share of Company Common Stock held in the treasury of the Company or any of its subsidiaries and any shares of Company Common Stock owned by Parent or Merger Sub immediately prior to the Effective Time was automatically canceled and ceased to exist and no consideration was delivered in exchange therefor and (c) each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time was automatically converted into and became one fully paid, nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and constitutes the only outstanding shares of capital stock of the Surviving Corporation.

Pursuant to the Merger Agreement, at the Effective Time, without any action on the part of Parent, Merger Sub, the Company or the holders thereof, each option to purchase Company Common Stock (each, a “Company Stock Option”) that had a per share exercise price that was less than the Merger Consideration (each an “In-the-Money Company Stock Option”) and vested and exercisable as of the date of the Merger Agreement, that was outstanding and unexercised as of immediately prior to the Effective Time, was cancelled and extinguished as of the Effective Time and, in exchange therefore, each such holder of any such In-the-Money Company Stock Option has the right to receive solely an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product obtained by multiplying (i) the excess, if any, of the Merger Consideration over the per share exercise price of such In-the-Money Company Stock Option, by (ii) the aggregate number of shares of Company Common Stock underlying such In-the-Money Company Stock Option as of immediately prior to the Effective Time. From and after the Effective Time, each Company Stock Option, whether or not vested and exercisable, that had a per share exercise price that was equal to or greater than the Merger Consideration was automatically canceled without payment of any consideration.

At the Effective Time, without any action on the part of Parent, Merger Sub, the Company or the holders thereof, each outstanding restricted stock unit that was vested at the Effective Time (each, a “Vested Company RSU”), was canceled and extinguished as of the Effective Time and, in exchange therefor, each such holder of any such Vested Company RSU has the right to receive solely an amount in cash, without interest thereon and subject to applicable withholding taxes, equal to the product obtained by multiplying (i) the Merger Consideration by (ii) the aggregate number of shares of Company Common Stock subject to such Vested Company RSU as of immediately prior to the Effective Time.

At the Effective Time, without any action on the part of Parent, Merger Sub, the Company or the holders thereof, each award of outstanding restricted stock units that was unvested at the Effective Time (each, an “Unvested Company RSU”), was canceled and extinguished as of the Effective Time and, in exchange therefor, each such holder of any such Unvested Company RSU has the right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the product obtained by multiplying (i) the Merger Consideration by (ii) the aggregate number of shares of Company Common Stock subject to such Unvested Company RSU as of immediately prior to the Effective Time (such product, the “Cash Replacement RSUs”), which such Cash Replacement RSUs is subject to the holder’s continued service with Parent or its subsidiaries through the applicable vesting dates. The Cash Replacement RSUs are subject to the same terms and conditions (including with respect to vesting and any forfeiture or other provisions) as applied to the Unvested Company RSUs for which such Cash Replacement RSUs were exchanged for.

At the Effective Time, without any action on the part of Parent, Merger Sub, the Company or the holders thereof, each award of outstanding restricted stock units conditioned in full or in part on performance-vesting conditions that was vested at the Effective Time (“Vested Company PSUs”) was canceled and extinguished as of the Effective Time and, in exchange therefor, each such holder of any Vested Company PSU has the right to receive solely an amount in cash, without any interest and subject to applicable withholding, equal to the product obtained by multiplying (i) the Merger Consideration by (ii) the aggregate number of shares of Company Common Stock subject to such Vested Company PSUs as of immediately prior to the Effective Time (with such number of shares of Company Common Stock subject to such Vested Company PSUs determined in good faith by the Company Board (or, if appropriate, any committee administering the Company Stock Plans) as of immediately prior to the Effective Time by deeming the performance metrics of such Company PSUs achieved at actual levels of performance effective as of the Effective Time).

At the Effective Time, without any action on the part of Parent, Merger Sub, the Company or the holders thereof, each award of outstanding restricted stock units conditioned in full or in part on performance-vesting conditions that was unvested at the Effective Time (each, an “Unvested Company PSU”), was cancelled and extinguished as of the Effective Time and, in exchange therefor, each such holder of any such Unvested Company PSU has the right to receive an amount in cash, without interest and subject to applicable withholding taxes, equal to the product obtained by multiplying (i) the Merger Consideration by (ii) the aggregate number of shares of Company Common Stock subject to such Unvested Company PSU as of immediately prior to the Effective Time (such product, the “Cash Replacement PSUs”), which such Cash Replacement PSUs is subject to the holder’s continued service with Parent or its subsidiaries through the applicable vesting dates. The Cash Replacement PSUs are subject to the same terms and conditions (including with respect to vesting and any forfeiture or other provisions) as applied to the Unvested Company PSUs for which such Cash Replacement PSUs were exchanged for.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on July 3, 2025, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company notified The New York Stock Exchange (“NYSE”) of the consummation of the Merger and requested that the NYSE file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist the shares of the Company’s Class A Common Stock from the NYSE and deregister the Class A Common Stock under Section 12(b) of the Exchange Act. Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Company Common Stock and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the Company’s Class A Common Stock on the NYSE was halted prior to the opening of trading on the Closing Date.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

As a result of the Merger, each share of Company Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and converted automatically, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred and the Company became a wholly-owned subsidiary of Parent. In connection with the Merger, the aggregate purchase price paid for all outstanding Company Common Stock (except as described in Item 2.01 of this Current Report) was approximately $1.75 billion. The funds used to complete the Merger and the transactions contemplated thereby were provided by equity contributions from funds managed by Thoma Bravo, L.P., as well as third-party debt financing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

In connection with the Merger, as of the Effective Time, Noah H. Glass, David Cancel, Brandon Gardner, David Frankel, Lee Kirkpatrick, Daniel Meyer, Colin Neville, Linda Rottenberg and Zuhairah Washington each resigned from the board of directors of the Company (the “Company Board”) and from any and all committees thereof on which they served and ceased to be directors of the Company. At the Effective Time, in accordance with the terms of the Merger Agreement, (i) the directors of Merger Sub immediately prior to the Effective Time, Hudson D. Smith Jr. and Peter Hernandez, became the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time became the officers of the Surviving Corporation.

In addition, the Company’s Chief Executive Officer, pursuant to authority delegated to him on July 3, 2025 by the Company Board, approved transaction bonuses (each bonus, a “Transaction Bonus”) to certain employees of the Company, including Peter Benevides, Joanna Lambert and Robert Morvillo, which were paid on the Closing Date. The payment of each Transaction Bonus was subject to (i) the consummation of the Merger and (ii) the continued employment of the applicable recipient through the Closing Date. Messrs. Benevides and Morvillo and Ms. Lambert each received a Transaction Bonus in the amount of $400,000.

Amendment to certain PSU and RSU Agreements

On September 11, 2025, the Company entered into an amendment agreement to amend certain service-based restricted stock unit (“RSU”) and performance-based restricted stock unit (“PSU”) award agreements, as applicable, with each of Noah Glass, Joanna Lambert and Robert Morvillo (each, an “amendment” and, collectively, the “amendments”), pursuant to the Olo Inc. 2021 Equity Incentive Plan, as amended from time to time (the “Plan”). The amendments were each effective immediately prior to and in connection with the closing of the Merger.

Pursuant to the amendments, (i) Ms. Lambert’s and Mr. Morvillo’s RSU award agreements were amended to provide full acceleration immediately prior to the closing of the Merger;  (ii) Mr. Glass’s PSU award agreement, granted March 1, 2024, was amended, such that 1,861,778 of the PSUs that became vested based on achievement of the applicable performance condition are now subject to time-based vesting (and shall be treated the same was as unvested RSUs in the Merger) as follows: all 1,861,778 PSUs shall vest on December 31, 2026, provided that, Mr. Glass remains in Continuous Service (as defined in the Plan) with the Company through each such service-based vesting date, (iii) Ms. Lambert’s PSU award agreements, granted on March 1, 2024 and March 1, 2025, were amended, such that 35,388 and 540,500 of the PSUs, respectively, are now subject to time-based vesting (and shall be treated the same way as Unvested Company RSUs in the Merger) as follows: vesting in 18 equal monthly installments, beginning on October 5, 2025 and ending on March 5, 2027, provided that, in each case, Ms. Lambert remains in Continuous Service (as defined in the Plan) with the Company through each such service-based vesting date; and (iv) Mr. Morvillo’s PSU award agreement, granted March 1, 2024, was amended, such that 273,171 of the PSUs that became vested based on achievement of the applicable performance condition are now subject to time-based vesting (and shall be treated the same way as Unvested Company RSUs in the Merger) as follows: vesting in 21 equal monthly installments, beginning on October 5, 2025 and ending on June 5, 2027, provided that, Mr. Morvillo remains in Continuous Service (as defined in the Plan) with the Company through each such service-based vesting date.

The foregoing descriptions of the amendments are qualified in their entirety by reference to the complete text of the amendments, which are attached as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and by-laws were amended and restated in their entirety. Copies of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated By-laws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, by and among Parent, Company and Merger Sub, dated July 3, 2025 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed July 3, 2025).

3.1	Amended and Restated Certificate of Incorporation of Olo Inc.

3.2	Second Amended and Restated By-Laws of Olo Inc.

10.1	Amendment to Award Grant Notices Under the Olo Inc. 2021 Equity Incentive Plan, dated September 11, 2025, between Olo Inc. and Joanna Lambert.

10.2	Amendment to Award Grant Notices Under the Olo Inc. 2021 Equity Incentive Plan, dated September 11, 2025, between Olo Inc. and Robert Morvillo.

10.3	Amendment to Award Grant Notices Under the Olo Inc. 2021 Equity Incentive Plan, dated September 11, 2025, between Olo Inc. and Noah H. Glass.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*
All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Olo Inc.

By:	/s/ Noah H. Glass
Name: Noah H. Glass
Title: Chief Executive Officer (Principal Executive Officer)

Dated: September 12, 2025